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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                        Date of Report September 4, 1996




                         Commission File Number 0-26662


                                  PANACO, Inc.
             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction or incorporation)


                                  43 - 1593374
                        (IRS Employer Identification No.)


                1050 West Blue Ridge Boulevard, PANACO Building,
                           Kansas City, MO              64145-1216
               (Address of principal executive offices) (Zip Code)




      Registrant's telephone number, including area code: (816) 942 - 6300







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Item 4.  Change in Registrant's Certifying Accountant

     (a) (i) The Company has appointed Arthur Andersen LLP as the independent accountants for fiscal 1996 to replace Barrett & Associates, PA, effective upon approval by the Company's Shareholders at its annual meeting September 4, 1996.

     (ii) The reports of Barrett & Associates, PA on the Company's consolidated financial statements for each of the two fiscal years ended December 31, 1994 and December 31,1995, contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii)The decision to change independent accountants was recommended by the Company's Audit Committee, and approved by the Board of Directors, along with the Shareholders at the Company's annual meeting on September 4, 1996.

     (iv) During the two most recent fiscal years and through the date of this report, the Company has had no disagreements with Barrett & Associates, PA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreement (s), if not resolved would have caused them to make reference thereto in their report on the consolidated financial statement of the Company for such years.

     (v) During the Company's two most recent fiscal years and through the date of this report, the Company has had no reportable events as defined in Item 304
(1) (v) of Regulation S-K.

     (vi) The Company has requested that Barrett & Associates, PA furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter dated September 25, 1996 is filed as exhibit 16 to this form 8-K.

     (b) The Company has engaged Arthur Andersen LLP as its new independent accountants effective September 5, 1996. During the Company's two fiscal years ended December 31, 1995 and December 31, 1994 and through their engagement , the Company has not consulted with Arthur Andersen LLP regarding any of the matters specified in Item 304 (a) (2) of Regulation S-K.

Item 7.  Financial Statements and Exhibits

     (c) Exhibits

     16. Letter from Barrett & Associates, PA to the Securities and Exchange Commission dated September 25, 1996.

                                                         SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                         PANACO, Inc.

                                                         /s/Todd R. Bart
                                                         ---------------
                                                         Todd R. Bart
                                                         Chief Financial Officer


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                                INDEX TO EXHIBITS


Exhibit Number             Description

         16                Letter from Barrett & Associates, PA
                           to the Securities and Exchange
                           Commission dated September 25, 1996



Exhibit 16


Barrett & Associates, PA
10900 Quivira, Suite 250
Overland Park, KS 66210


                                                              September 25, 1996


Securities and Exchange Commission
450 Fifth Street, NW
Washington, DC  20549

Ladies and Gentlemen:

We have read the statements made by PANACO, Inc. (copy attached), which we understand will be filed with the Commission pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report for the month of September, 1996. We agree with the statements concerning our Firm in such Form 8-K.

                                        By:      /s/    Barrett & Associates, PA
                                                 -------------------------------
                                                        Barrett & Associates, PA